UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 5, 2007

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

11060 White Rock Road, Suite 210, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 1.01               Entry into a Material Definitive Agreement

On January 5, 2007 the Board of Directors approved a modification to the VantageMed Executive EBITDA Bonus Plan to reflect the Company’s fiscal year 2007 revenue and EBITDA objectives.  A summary of the Plan is included at Exhibit 10.01 of this report.

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit 10.01 — VantageMed Executive EBITDA Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

	By:	/s/ Liesel Loesch
Dated: January 5, 2007		Liesel Loesch
Chief Financial Officer